                                                                 Exhibit 10.10


                                DIMAC CORPORATION

                               FIRST AMENDMENT TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT (this "AMENDMENT") dated as of March 26, 1999 to the AMENDED AND RESTATED CREDIT AGREEMENT (the "CREDIT AGREEMENT") dated as of October 22, 1998 is entered into by and among DIMAC CORPORATION, a Delaware corporation (the "COMPANY"), DIMAC HOLDINGS, INC., a Delaware corporation ("HOLDINGS"), THE CREDIT SUPPORT PARTIES listed on the signature pages hereto (each individually referred to herein as a "CREDIT SUPPORT PARTY" and collectively as "CREDIT SUPPORT PARTIES"), and THE FINANCIAL INSTITUTIONS party hereto (each individually referred to herein as a "LENDER" and collectively as "LENDERS"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement and in the amendments contained in Section 1 hereof.


                                    RECITALS

         WHEREAS, the Company has requested that Requisite Lenders agree to modify certain provisions of the Credit Agreement with respect to the financial covenants contained therein and certain other provisions of the Credit Agreement in connection therewith.

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


SECTION 1.  AMENDMENTS TO CREDIT AGREEMENT

1.1  DEFINITIONS.

         A. Subsection 1.1 of the Credit Agreement is hereby amended by amending the definitions of "Applicable Base Rate Margin," "Applicable Eurodollar Rate Margin," "Consolidated Adjusted EBITDA," and "Indebtedness," as set forth below:

                  The definition of "APPLICABLE BASE RATE MARGIN" is hereby amended by adding the following sentence at the conclusion thereof:

"Notwithstanding the foregoing, on and after the First Amendment to A&R Credit Agreement Effective Date to and including December 31, 2000, so long as the Leverage Ratio is greater than or equal to 5.50:1.00, the Applicable Base Rate Margin shall be increased by .25% per annum in excess of the rate otherwise applicable pursuant to this definition."

                  The definition of "APPLICABLE EURODOLLAR RATE MARGIN" is hereby amended by adding the following sentence at the conclusion thereof:

"Notwithstanding the foregoing, on and after the First Amendment to A&R Credit Agreement Effective Date to and including December 31, 2000,so long as the Leverage Ratio is greater than or equal to 5.50:1.00, the Applicable Eurodollar Rate Margin shall be increased by .25% per annum in excess of the rate otherwise applicable pursuant to this definition."

                  The definition of "CONSOLIDATED ADJUSTED EBITDA" is hereby amended by adding the following language in paragraph (viii) following the term "SCHEDULE 1.1(i)":

"and SCHEDULE 1.1(ii)"

                  The definition of "INDEBTEDNESS" is hereby amended by adding the following sentence at the conclusion thereof:

"Notwithstanding the foregoing, on and after the First Amendment to A&R Credit Agreement Effective Date to and including December 31, 2000, obligations under the Permitted Earn Out Agreements listed on SCHEDULE 1.1(ii) annexed hereto, shall not constitute Indebtedness."

         B. Subsection 1.1 of the Credit Agreement is hereby further amended by adding the following definitions in appropriate alphabetical order:

                  "FIRST AMENDMENT TO A&R CREDIT AGREEMENT" means that certain First Amendment to Amended and Restated Credit Agreement dated as of March 26, 1999 by and among Company, Holdings, the Credit Support Parties named therein, and the Lenders party thereto.

                  "FIRST AMENDMENT TO A&R CREDIT AGREEMENT EFFECTIVE DATE" means the date of effectiveness of Section 1 to the First Amendment to A&R Credit Agreement.

                  "CASH CONTRIBUTION" means the $15,000,000 cash contribution made to the Company by Holdings on or before the time of effectiveness of the First Amendment to A&R Credit Agreement Effective Date.

1.2  AMENDMENTS TO SECTION 2: AMOUNTS AND TERMS OF COMMITMENTS AND LOANS

         A. Subsection 2.1A(iii) of the Credit Agreement is hereby amended by including the following language following the second paragraph of
Section 2.1A(iii):

         "Notwithstanding the foregoing, on and after the First Amendment to A&R Credit Agreement Effective Date, Lenders shall have no obligation to make new Revolving Loans (and Swing Line Lender shall have no obligation to make Swing Line Loans) until such time as the

Company is in compliance with the provisions of subsections 7.6A through 7.6E (whether or not such subsections are otherwise required to be complied with under the terms of subsection 7.6F).

         B. Subsection 2.4B(iii)(c) is hereby amended by adding the following sentence at the conclusion thereof:

         "Notwithstanding the foregoing, such Equity Proceeds shall not be applied to prepay Loans pursuant to this subsection if such Equity Proceeds are received in connection with the Cash Contribution."

         C. SECTION 2.4B(iii)(F) of the Credit Agreement is hereby amended to read in its entirety as follows:

                           "(f) PREPAYMENTS AND REDUCTIONS FROM CONSOLIDATED
                  EXCESS CASH FLOW. In the event that there shall be Consolidated Excess Cash Flow for any Fiscal Year (commencing with the Fiscal Year ending December 31, 2000), Company shall, no later than 100 days after the end of such Fiscal Year, prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an aggregate amount equal to 50% of such Consolidated Excess Cash Flow if the Leverage Ratio for such Fiscal Year exceeds 4.0:1.0; PROVIDED that no prepayments shall be required pursuant to this Subsection 2.4B(iii)(f) (and the Revolving Loan Commitments shall not be reduced) if the Leverage Ratio for such Fiscal year is less than or equal to 4.0:1.0."

1.3  AMENDMENTS TO SECTION 5: REPRESENTATIONS AND WARRANTIES

         A. Subsection 5.4 of the Credit Agreement is hereby amended to read in its entirety as follows:

                  "Since the First Amendment to A&R Credit Agreement Effective Date, no event or change has occurred that has caused or evidences, either in any case or in the aggregate, a Material Adverse Effect. Since the Closing Date, neither Company nor any of its Subsidiaries has directly or indirectly declared, ordered, paid or made, or set apart any sum of property for, any Restricted Junior Payment or agreed to do so except as permitted by subsection 7.5."

1.4  AMENDMENTS TO SECTION 7: NEGATIVE COVENANTS

         A. Subsection 7.3(viii) of the Credit Agreement is hereby amended to read in its entirety as follows:

                  (viii) Company and its Subsidiaries may make and own other Investments in an aggregate amount not to exceed at any time $5,000,000; PROVIDED that the aggregate amount of such Investments in any Fiscal Year shall not exceed $2,500,000; PROVIDED FURTHER that during the period from the First Amendment to A&R Credit Agreement Effective Date to December 31, 2000, Company and its Subsidiaries shall not make any such Investments.

         B. Subsection 7.6 of the Credit Agreement is hereby amended to add the following subsection 7.6F:

         "F. FIRST AMENDMENT FINANCIAL COVENANTS. Notwithstanding any provisions of this Agreement to the contrary (other than as provided under subsection 2.1A(iii) with respect to the obligation of Lenders to make Revolving Loans and Swing Line Lenders to make Swing Line Loans), during the period from the First Amendment to A&R Credit Agreement Effective Date to December 31, 2000, Company and its Subsidiaries shall not be required to comply with the financial covenants set forth in subsection 7.6A through and including subsection 7.6E (other than as provided under subsection 2.1A(iii) with respect to the obligation of Lenders to make Revolving Loans and Swing Line Lenders to make Swing Line Loans), but rather, the Company and its Subsidiaries shall be required to comply with the following financial covenants:

                  (i) INTEREST COVERAGE RATIO. Company shall not permit the Interest Coverage Ratio as of any Fiscal Quarter ending on a date set forth below to be less than the correlative ratio indicated:



                                            MINIMUM INTEREST
                         DATE                COVERAGE RATIO
                  ------------------     ----------------------
                  March 31, 1999                1.29:1.00
                  June 30, 1999                 1.21:1.00
                  September 30, 1999            1.14:1.00
                  December 31, 1999             1.17:1.00
                  March 31, 2000                1.27:1.00
                  June 30, 2000                 1.36:1.00
                  September 30, 2000            1.45:1.00
                  December 31, 2000             1.52:1.00
                  ------------------     -----------------------



                  (ii) MINIMUM EBITDA. Company shall not permit Consolidated Adjusted EBITDA for any four Fiscal Quarter period ending on a date set forth below to be less than the correlative amount indicated:



                                          MINIMUM CONSOLIDATED
                         DATE                ADJUSTED EBITDA
                  ------------------     ----------------------
                  March 31, 1999               $41,364,000
                  June 30, 1999                $38,871,000



                                          MINIMUM CONSOLIDATED
                         DATE                ADJUSTED EBITDA
                  ------------------     ----------------------
                  September 30, 1999           $35,495,000
                  December 31, 1999            $36,666,000
                  March 31, 2000               $40,143,000
                  June 30, 2000                $42,981,000
                  September 30, 2000           $45,795,000
                  December 31, 2000            $47,969,000
                  ------------------     ----------------------



                  (iii) MAXIMUM QUARTERLY CAPITAL EXPENDITURES. Company shall not and shall not permit any of its Subsidiaries to incur Consolidated Capital Expenditures during any Fiscal Quarter ending on a date set forth below in excess of the correlative amount indicated below (each such amount to be increased by any amount of Consolidated Capital Expenditures permitted to be incurred during the prior Fiscal Quarter but not actually incurred):



                                             MAXIMUM CAPITAL
                         DATE                 EXPENDITURES
                  ------------------     ----------------------
                  March 31, 1999               $6,200,000
                  June 30, 1999                $5,000,000
                  September 30, 1999           $2,500,000
                  December 31, 1999            $1,300,000
                  March 31, 2000               $3,100,000
                  June 30, 2000                $3,600,000
                  September 30, 2000           $3,600,000
                  December 31, 2000            $3,200,000
                  ------------------     ----------------------



         C. Subsection 7.7(vii) of the Credit Agreement is hereby amended by adding the following sentence at the conclusion thereof:

         "Notwithstanding the foregoing, during the period from the First Amendment to A&R Credit Agreement Effective Date to and including December 31, 2000, the Company and its Subsidiaries shall not engage in any transaction otherwise permitted under this subsection 7.7(vii)."

         D. Subsection 7.10 to the Credit Agreement is hereby amended by adding the following sentence at the conclusion thereof:

"Notwithstanding any provision of this Agreement to the contrary, during the period from the First Amendment to A&R Credit Agreement Effective Date to December 31, 2000, Company shall not, and shall not permit any of its Subsidiaries to, pay (but may accrue such amounts until permitted to be paid under the Management Services Agreement) any management fees (pursuant to the Management Services Agreement or otherwise) to any MDC Entities or their Affiliates. Following December 31, 2000, Company is permitted to pay management fees (pursuant to the Management Services Agreement or otherwise) to MDC Entities or their Affiliates, if Company is in pro forma compliance with the original terms of the Credit Agreement."


SECTION 2.  CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "FIRST AMENDMENT TO A&R CREDIT AGREEMENT EFFECTIVE DATE"):

         A. EXECUTION. Loan Parties and Requisite Lenders shall have executed this Amendment.

         B. CASH CONTRIBUTION. Company shall have received the Cash Contribution in the amount of $15,000,000 in cash on or before the First Amendment to A&R Credit Agreement Effective Date such Cash Contribution to be made in form and substance satisfactory to the Administrative Agent.

         C. AMENDMENTS TO OTHER AGREEMENTS. Administrative Agent shall have received executed amendments to the Management Services Agreement amending the provisions thereof to conform to the requirements of subsection 7.10 of the Credit Agreement.

         D. OPINIONS OF LOAN PARTIES' COUNSEL. Administrative Agent (for Lenders) shall have received an executed copy of one or more favorable written opinions of White & Case LLP, counsel to Loan Parties, dated as of the First Amendment to A&R Credit Agreement Effective Date, as to the enforceability of this Amendment and such other matters as Administrative Agent and its counsel shall reasonably request, in form and substance satisfactory to Administrative Agent and Company hereby requests such counsel to such Loan Parties to deliver such opinion.

         E. FEES. The Administrative Agent shall have received reimbursement or other payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder or under any other Loan Document.

         F. NECESSARY CONSENTS. Each Loan Party shall have obtained all material consents necessary or advisable in connection with the execution of this Amendment.

         G. OTHER REQUIREMENTS. Administrative Agent and Lenders shall have received such other documents and information regarding the Loan Parties as reasonably requested by the Administrative Agent.


SECTION 3.  BORROWER'S REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each of the Company and Holdings represents and warrants to each Lender that the following statements are true, correct and complete in all material respects:

         A. CORPORATE POWER AND AUTHORITY. Each Loan Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "AMENDED AGREEMENT") and the other Loan Documents.

         B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the performance of the Amended Agreement and the other Loan Documents have been duly authorized by all necessary corporate action on the part of each Loan Party.

         C. NO CONFLICT. The execution and delivery by each Loan Party of this Amendment and the performance by each Loan Party of the Amended Agreement and the other Loan Documents do not and will not (i) violate (A) any provision of any law, statute, rule or regulation, or of the certificate or articles of incorporation or partnership agreement, other constitutive documents or by-laws of Holdings, the Company or any Subsidiary, (B) any applicable order of any court or any rule, regulation or order of any governmental authority or (C) any provision of any indenture, certificate of designation for preferred stock, agreement or other instrument to which Holdings, the Company or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
(ii) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, certificate of designation for preferred stock, agreement or other instrument, where any such conflict, violation, breach or default referred to in clause (i) or (ii) of this Section 3.C., individually or in the aggregate could reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of each Loan Party (other than any Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders), or (iv) require any approval of stockholders or partners or any approval or consent of any Person under any contractual obligation of each Loan Party, except for such approvals or consents which will be obtained on or before the First Amendment to A&R Credit Agreement Effective Date.

         D. GOVERNMENTAL CONSENTS. No action, consent or approval of, registration or filing with or any other action by any governmental authority is or will be required in connection with the execution and delivery by each Loan Party of this Amendment and the performance by Company and Holdings of the Amended Agreement and the other Loan Documents, except for such actions, consents and approvals the failure to obtain or make which could not reasonably be expected to result in a Material Adverse Effect or which have been obtained and are in full force and effect.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Loan Party party thereto and each constitutes a legal, valid and binding obligation of the Loan Parties to the extent a party thereto enforceable against of the Loan Party in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 5 of the Amended Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment to A&R Credit Agreement Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. After giving effect to this Amendment, no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.


SECTION 4.  ACKNOWLEDGMENT AND CONSENT

         Each of the Credit Support Parties hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all "Obligations" under each of the Loan Documents to which is a party (in each case as such terms are defined in the applicable Loan Document).

         Each of the Credit Support Parties acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Loan Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment to A&R Credit Agreement Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         Each of the Credit Support Parties acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, it is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of Credit Support Parties to any future amendments to the Credit Agreement.

SECTION 5.  MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the First Amendment to A&R Credit Agreement Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder,","hereof," "herein," "hereto" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement," "thereunder," "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                  (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Credit Agreement or any of the other Loan Documents.

         B. HEADINGS. Section and Subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         C. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGA TIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         D. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.


         BORROWER:


                                          DIMAC CORPORATION

                                          By: /s/ Scott P. Ebert
                                             -----------------------------------
                                             Name:  Scott P. Ebert
                                             Title: VP/Controller


         HOLDINGS:                        DIMAC HOLDING, INC.

                                          By: /s/ Scott P. Ebert
                                             -----------------------------------
                                             Name:  Scott P. Ebert
                                             Title: VP/Controller


         CREDIT SUPPORT
         PARTIES (FOR THE PURPOSES
         OF SECTION 4 ONLY):              AMERICOMM HOLDINGS, INC.

                                          By: /s/ Scott P. Ebert
                                             -----------------------------------
                                             Name:  Scott P. Ebert
                                             Title: VP/Controller


                                          AMERICOMM DIRECT MARKETING, INC.

                                          By: /s/ Scott P. Ebert
                                             -----------------------------------
                                             Name:  Scott P. Ebert
                                             Title: VP/Controller


                                          DIMAC MARKETING CORPORATION

                                          By: /s/ John F. Meneough
                                             -----------------------------------
                                             Name:  John F. Meneough
                                             Title: President

                                          PALM COAST DATA INC.

                                          By: /s/ John F. Meneough
                                             -----------------------------------
                                             Name:  John F. Meneough
                                             Title:


                                          MBS/MULTIMODE INC.

                                          By: /s/ John F. Meneough
                                             -----------------------------------
                                             Name:  John F. Meneough
                                             Title:


                                          DIMAC DIRECT, INC.

                                          By: /s/ John F. Meneough
                                             -----------------------------------
                                             Name:  John F. Meneough
                                             Title: President


                                          DMW WORLDWIDE, INC.

                                          By: /s/ John F. Meneough
                                             -----------------------------------
                                             Name:  John F. Meneough
                                             Title:


           LENDERS                        CREDIT SUISSE FIRST BOSTON
           AND AGENTS:
                                          By: /s/ Thomas G. Muoio
                                             -----------------------------------
                                             Name: Thomas G. Muoio
                                             Title: Vice President


                                          By: /s/ William S. Lutkins
                                             -----------------------------------
                                             Name: William S. Lutkins
                                             Title: Vice President

                                          WARBURG DILLON READ LLC

                                          By: /s/ Robert Parsons
                                             -----------------------------------
                                             Name: Robert Parsons
                                             Title: Managing Director


                                          By: /s/ Michael Grayer
                                             -----------------------------------
                                             Name: Michael Grayer
                                             Title: Managing Director


                                         FIRST UNION NATIONAL BANK


                                          By: /s/ Jorge Gonzalez
                                             -----------------------------------
                                             Name:  Jorge Gonzalez
                                             Title: Senior Vice President


                                          UBS AG, STAMFORD BRANCH

                                          By: /s/ Renata Jacobson
                                             -----------------------------------
                                             Name:  Renata Jacobson
                                             Title: Director


                                          By: /s/ Lawrence M. Charleson
                                             -----------------------------------
                                             Name:  Lawrence M. Charleson
                                             Title: Executive Director


                                          FLEET BANK, N.A.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          BANKBOSTON, N.A.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                          BANK AUSTRIA CREDITANSTALT
                                          CORPORATE FINANCE, INC.

                                          By: /s/ David E. Yewer
                                             -----------------------------------
                                             Name:  David E. Yewer
                                             Title: Vice President


                                          By: /s/ Richard P. Buckanavago
                                             -----------------------------------
                                             Name:  Richard P. Buckanavago
                                             Title: Vice President


                                          MARINE MIDLAND BANK

                                          By: /s/ Susan L. LeFevre
                                             -----------------------------------
                                             Name:  Susan L. LeFevre
                                             Title: Authorized Signatory


                                          FRANKLIN FLOATING RATE TRUST

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          TORONTO DOMINION (TEXAS), INC.

                                          By: /s/ Sonja R. Jordan
                                             -----------------------------------
                                             Name:  Sonja R. Jordan
                                             Title: Vice President

                                          MERCANTILE BANK N.A.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          JACKSON NATIONAL LIFE INSURANCE
                                          COMPANY
                                          BY:  PPM AMERICA, INC., AS ATTORNEY IN
                                               FACT, ON BEHALF OF JACKSON NA-
                                               TIONAL LIFE INSURANCE COMPANY


                                          By: /s/ Michael DiRe
                                             -----------------------------------
                                             Name:  Michael DiRe
                                             Title: Sr. Managing Director


                                          VAN KAMPEN PRIME
                                          RATE INCOME TRUST

                                          By: /s/ Jeffery W. Maillet
                                             -----------------------------------
                                             Name:  Jeffery W. Maillet
                                             Title: Senior Vice President
                                                    and Director


                                          VAN KAMPEN SENIOR
                                          FLOATING RATE FUND

                                          By: /s/ Jeffery W. Maillet
                                             -----------------------------------
                                             Name:  Jeffery W. Maillet
                                             Title: Senior Vice President
                                                    and Director

                                          THE PRUDENTIAL INSURANCE COMPANY
                                          OF AMERICA

                                          By: /s/ B. Ross Smead
                                             -----------------------------------
                                             Name: B. Ross Smead
                                             Title: Vice President


                                          STEIN ROE & FARNHAM INCORPORATED, AS
                                          AGENT FOR KEYPORT LIFE INSURANCE COM
                                          PANY

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          STEIN ROE FLOATING RATE LIMITED
                                          LIABILITY COMPANY

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          INDOSUEZ CAPITAL FUNDING IV, L.P.
                                          By: Indosuez Capital as
                                              Portfolio Advisor

                                          By: /s/ Melissa Marano
                                             -----------------------------------
                                             Name:  Melissa Marano
                                             Title: Vice President

                                          INDOSUEZ CAPITAL FUNDING III, LIMITED
                                          By: Indosuez Capital as
                                              Portfolio Advisor

                                          By: /s/ Melissa Marano
                                             -----------------------------------
                                             Name:  Melissa Marano
                                             Title: Vice President


                                          UNION BANK OF CALIFORNIA, N.A.

                                          By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                          SENIOR DEBT PORTFOLIO
                                          By: Boston Management and Research,
                                              as Investment Advisor

                                          By: /s/ Scott H. Page
                                             -----------------------------------
                                             Name:  Scott H. Page
                                             Title: Vice President


                                          NATIONAL BANK OF CANADA

                                          By: /s/ Theresa White
                                             -----------------------------------
                                             Name: Theresa White
                                             Title: Vice President


                                          By: /s/ Gaston R. Frosina
                                             -----------------------------------
                                             Name: Gaston R. Frosina
                                             Title: Vice President